                                                                 EXHIBIT e(2)(c)

                               AMENDMENT NO. 2 TO
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                          SHORT-TERM INVESTMENTS TRUST
                                       AND
                             FUND MANAGEMENT COMPANY



         The Master Distribution Agreement (the "Agreement"), dated February 28, 1997, by and between SHORT-TERM INVESTMENTS TRUST, a Delaware business trust, and FUND MANAGEMENT COMPANY, a Texas corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST


Treasury Portfolio

o        Cash Management Class
o        Institutional Class
o        Personal Investment Class
o        Private Investment Class
o        Reserve Class
o        Resource Class

Treasury TaxAdvantage Portfolio

o        Cash Management Class
o        Institutional Class
o        Personal Investment Class
o        Private Investment Class
o        Reserve Class
o        Resource Class

Government & Agency Portfolio

o        Cash Management Class
o        Institutional Class
o        Personal Investment Class
o        Private Investment Class
o        Reserve Class
o        Resource Class

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:   December 18, 1998
      --------------

                                       SHORT-TERM INVESTMENTS TRUST


Attest: /s/ LISA A. MOSS               By: /s/ ROBERT H. GRAHAM
       -----------------------            ----------------------------
Name:  Lisa A. Moss                    Name:  Robert H. Graham
Title: Assistant Secretary             Title: President

(SEAL)

                                       FUND MANAGEMENT COMPANY



Attest: /s/ LISA A. MOSS               By: /s/ J. ABBOTT SPRAGUE
       -----------------------            ----------------------------
Name:  Lisa A. Moss                    Name:  J. Abbott Sprague
Title: Assistant Secretary             Title: President


(SEAL)